Exhibit 99.2

 January 2023  NASDAQ: FBMS

 2  Safe Harbor & Forward Looking Statements  FORWARD LOOKING STATEMENTS  This communication contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. Such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) prevailing, or changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations, including the effects of declines in the real estate market, high unemployment rates, inflationary pressure, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (3) interest rate risk, including the effects of rising interest rates; (4) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (5) changes in applicable laws, rules, or regulations; (6) risks related to the Company’s recently completed and pending acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (7) changes in management’s plans for the future; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) changes in accounting principles, policies, or guidelines; (11) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic and related variants; (12) higher inflation and its impacts; (13) significant turbulence or disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (14) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine; (15) a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; and (16) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this communication, any exhibits hereto or any related documents, the Company claims protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  ABOUT THE FIRST BANCSHARES, INC.  The First Bancshares, Inc. (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, The First has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on NASDAQ Global Market under the symbol FBMS. Contact: Chandra Kidd, Corporate Secretary.   NON-GAAP FINANCIAL MEASURES  FBMS reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, FBMS’s reported results prepared in accordance with GAAP.

 3  The First Bancshares: Building Shareholder Value

 59.3%  Q4 ‘22   Efficiency Ratio,   Operating (1)  16.7%  Total Capital Ratio as of December 31, 2022  6th  Largest Bank Headquartered in MS  $6.5bn  Assets as of   December 31, 2022  14  # of Closed Transactions since 2010 (2)  4  Our Company  Company Overview  90  Locations in Southeast:   MS, LA, AL, FL & GA  1996  Bank Established in Hattiesburg, MS   Source: Company documents  Non-GAAP measure, see reconciliation to closest GAAP measure in appendix  Includes 11 whole bank acquisitions, 2 branch acquisitions and 1 mortgage company acquisition  1.33%   Q4 ’22  PTPP ROAA,   Operating (1)  FBMS Locations (90)  STARKVILLE  BATON ROUGE  JACKSON  TAMPA  GULFPORT  HATTIESBURG  VALDOSTA  TALLAHASSEE  DESTIN  PENSACOLA

 Continuity of Leadership through Multiple Business Cycles  5  Responsible for devising and executing a disciplined and successful strategy of organic growth and strategic acquisitions  Jarrett Nicholson  Executive VP  Chief Operating Officer  29 years experience  M. Ray “Hoppy” Cole, Jr.  President/CEO  36 Years of Experience  Dee Dee Lowery  Executive VP, CFO  32 Years of Experience  George Noonan  Executive VP  Chief Credit Officer  23 years experience  Jerome Brown  Executive VP  Community Development  18 years experience  Ion Mixon  Executive VP  Risk Manager  22 years experience  JJ Fletcher  Executive VP  Chief Lending Officer  23 years experience  Emily Agostinelli  Chief Audit Officer  22 years experience

 Evolution of Our Franchise  December 31, 2009  Total Assets ($mm) – Organic and Acquisitive Growth   FBMS Branch (9)  Hattiesburg  Source: S&P Global Market Intelligence, Company documents   Data as of 12/31 of each year, respectively  6  December 31, 2022  2010 – 2022 CAGR: 24%  Valdosta  Tallahassee  Atlanta  Mobile  Jackson  Montgomery  Baton Rouge  New Orleans  Shreveport  Houston  Tampa  Birmingham  Orlando  Hattiesburg  Gulfport  Pensacola  FBMS Branch (88)  FBMS LPO (2)

 Improving Geographic Diversification of our Balance Sheet  7  2015 Deposits by State  December 31, 2022 Deposits by State  Source: S&P Global Market Intelligence, Company documents  2009 and 2015 data as of 6/30  2015 Loans by State  December 31, 2022 Loans by State  2009 Loans by State  2009 Deposits by State

 Our Market Demographics  8   Source: S&P Global Market Intelligence    Note: Demographic information may not be indicative of the characteristics of the particular markets in which we operate  (1) Demographic data deposit weighted by county; deposit data as of 6/30/22; Pro forma for acquisition of Heritage Southeast Bancorporation, Inc.   ‘23 – ‘28 Projected Population Growth (%)  ‘23 – ‘28 Projected Median HHI Growth (%)  2028 Projected Median HHI ($)  November 2022 Unemployment Rate (%)  (1)  (1)  (1)  (1)

 9  2012  2013  2014  2015  2016  2017  2018  2019  2020  2021  2022  Average Stock Price ($)  $9.21  $12.99  $14.54  $16.40  $18.88  $29.06  $35.08  $31.79  $24.54  $37.66  $32.41  Average Market Capitalization ($)  In Millions  $28.5  $57.3  $75.8  $88.1  $101.4  $277.4  $455.0  $542.9  $505.7  $791.7  $714.3  Average Daily Volume (shares)  1,679  3,841  4,453  7,387  3,819  24,078  34,841  48,983  77,982  62,675  90,261  Price/LTM EPS (x)  8.1x  14.6x  12.2x  11.8x  16.8x  29.7x  18.7x  15.1x  12.8x  12.8x  10.9x  Price/Tangible Book (%) (1)  78.8%  130.6%  120.0%  140.0%  177.9%  230.0%  179.2%  188.2%  147.6%  165.7%  178.1%  Market Information and Historical Pricing   Source: S&P Global Market Intelligence, Company documents   Company financial data and market data as of 12/31/22  (1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix

 10  Overview of Potential Whole Bank Opportunities   Source: S&P Global Market Intelligence   Data as of most recent quarter available   (1) Select Florida markets include banks and thrifts headquartered north of and including the Orlando, FL MSA; excludes merger targets and MHCs  Opportunities by State  Opportunities by Asset Size  Includes all banks and thrifts headquartered in Alabama, Georgia, Louisiana, Mississippi, Tennessee, and select Florida (1) markets with total assets between $450 million and $5.0 billion  Knoxville  Nashville  Atlanta  Orlando  Tallahassee  New   Orleans  Baton Rouge  Shreveport  Jackson  Memphis  Jacksonville  Tampa  Birmingham  Mobile  Columbus  Huntsville  Chattanooga  FL  GA  AL  MS  LA  TN  Montgomery

 Twelve Years of Record Earnings  Superior Performance and Execution  Strategically Focused on Acquisitive and Organic Growth  Strong Capital Structure  Situated in Growing Markets  Shareholder Value and Return Demonstrated  Successful Leadership Team  11  Seven Reasons  To Invest in The First

Credit Highlights

Franchise and Management Strength

- Southeast markets remain resilient through the COVID pandemic; unemployment well below national average
- 90 locations across 5 states; ranked in the top 10 by deposit market share by county / parish in ~78% of our franchise
- Geographically diversified loan portfolio
- Experienced, performance driven management team with local market knowledge

Granular Loan and Deposit Portfolio

- 69% loan-to-deposit ratio
- Core funded franchise with 97.5% core deposits[2] and 0.52% cost of deposits
- Increased monitoring of hotel, restaurant and retail portfolio
- Prudent credit culture and pristine asset quality in light of deferrals

Strong Profitability and Capital Position

- Consistent historic improvement in profitability metrics and differentiated sources of revenue
- Solid PTPP ROAA, operating[1] (1.33% in Q4 '22) to support capital generation and potentially absorb any loan losses
- Capital ratios far in excess of well capitalized minimums (Q4 '22 CET1 Ratio of 12.7% and Total Capital Ratio of 16.7%)
- Q4 '22 59.3% efficiency ratio, operating [1]

Source: S&P Global Market Intelligence, Company documents
Data as of or for the three months ended 12/31/22
(1) Non GAAP measure, see reconciliation to closest GAAP measure in appendix
(2) Core deposits defined as total deposits less jumbo time deposits greater than $250,000

TheFirst BANCSHARES, INC.
12

Building Franchise Value  Nine Acquisitions | Closed 2018 – ‘23  Geography  Mobile, AL   MSA  Tallahassee, FL   MSA  Tallahassee, FL   MSA  Hammond, LA  MSA  Destin,   FL  MSA  Valdosta, GA   MSA  Starkville, MS  Fort Walton Beach, FL  Jonesboro, GA  --  Date Closed  March ’18  April ’18  November ‘18  March ‘19  November ‘19  April ‘20  December ‘21  August ’22  January ’23  --  Branches  9  5  6  7  6  8  7  7  23  78  Purchase Price  Cash & Stock: $60.0M  Cash &   Stock:   $30.5M  Cash &   Stock:   $80.0M  All   Stock:   $86.1M   Cash &   Stock:   $84.3M  All   Stock:   $47.9M  Deposit Premium:  $1.0M  All   Stock:  $101.8M  All   Stock:   $223.9M  --  Assets  $398.5M  $213.1M  $477.1M  $375.7M  $428.5M  $535.7M  $400M  $619.7M  $1.7B  $5.1B  Loans  $269.9M  $173.1M  $331.6M  $247.8M  $248.9M  $394.6M  $40.5M  $456.2M  $1.1B  $3.3B  Deposits  $357.3M  $154.2M  $428.1M  $313.4M  $372.3M  $475.9M  $410M  $491.7M  $1.5B  $4.5B  Detailed Internal & 3rd Party Loan Review  --  Target Assets / FBMS Assets  ~22%  ~10%  ~19%  ~13%  ~12%  ~13%  ~7%  ~10%  ~27%  --  Total  Gained:  13

 14  Financial results

 EPS  Net Income ($mm)  15  Pre-tax Pre-Provision Income ($mm), Operating (1)  PTPP ROAA, Oper. (1)   Source: S&P Global Market Intelligence, Company documents    Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter  (1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix  Historical Performance Over Time  Twelve Years of Record Earnings  $0.82  $1.16  $0.96  $1.19  $1.55  $1.57  $1.11  $1.62  $2.55  $2.52  1.62%  1.74%  1.75%  1.79%  1.87%  1.61%  1.42%  1.49%  $3.03  1.33%  1.24%  1.36%  1.63%  $3.10  1.33%  Operating Income  $5.4

 Net Interest Income Over Time  3.74%  3.99%  3.59%  3.44%  3.70%  3.72%  3.71%  Net Interest Income ($mm)  NIM  3.34%  3.83%  3.94%  4.06%  3.93%  3.63%  3.58%  3.51%  4.02%  Source: S&P Global Market Intelligence, Company documents   Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter  3.13%  3.14%  3.25%  16  3.64%  3.14%  2.78%  3.09%  3.50%  3.19%  3.37%

 Execution of Strategic Vision  17  Source: S&P Global Market Intelligence, Company documents  Pricing data as of 1/25/23  Price Performance since 12/31/08  In 2009, FBMS formulated a strategic vision focused on branch expansion and acquisition of banks with assets less than $500 million in MS, AL, LA, FL and GA  $9.04  $30.06  3/22/13  $20.0M Preferred Stock Offering  4/30/13  Acquired First National Bank of Baldwin County  12/14/15  Acquired Mortgage Connection, LLC  10/24/16  $63.3M Preferred Stock Offering  1/1/17  Acquired Gulf Coast Community Bank  1/1/17  Acquired Iberville Bank  10/26/17  $58.4M Common Stock Offering  3/1/18  Acquired South West Banc Shares, Inc.  4/1/18  Acquired Sunshine Financial, Inc.  5/1/18  $66.0M Subordinated Debt Offering  10/31/18  Acquired FMB Banking Corp.  3/1/19  Acquired FPB Financial Corp.  10/31/19   Acquired First Florida Bancorp, Inc.  7/1/14  Acquired BCB Holding Company, Inc.  4/3/20   Acquired Southwest Georgia Financial Corporation  9/25/20  $65.0M Subordinated Debt Offering  12/3/21  Acquired 7 branches from divested deposits of BXS-CADE  8/1/22   Acquired Beach Bancorp, Inc.   1/1/23   Acquired Heritage Southeast Bancorporation, Inc.

 Historical Profitability Trends  18   Source: S&P Global Market Intelligence, Company Documents   Data as of or for the three months ended each respective quarter  (1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix  Reported ROAA (%)  ROAA, Operating (%) (1)  Reported ROATCE (%) (1)  ROATCE, Operating (%) (1)  PTPP ROAA, Oper. (1)  1.33%  1.24%  1.36%  1.63%  1.33%

 19  Historical Profitability Trends  Non-interest Income, Oper. / Adj. Operating Revenue (%) (1)  Non-interest Income Q4 ‘22 (%)  Efficiency Ratio, Operating (%) (1)  Adjusted Operating Expense / Average Assets (%) (1)   Source: S&P Global Market Intelligence, Company Documents   Data as of or for the three months ended each respective quarter   (1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix

 Historical Balance Sheet Growth  20  Assets ($mm)  Source: S&P Global Market Intelligence, Company documents   Data as of 12/31 of each year, respectively  Loans ($mm)  Deposits ($mm)  PPP Loans  2012 – 2022 CAGR: 25%  2012 – 2022 CAGR: 25%  2012 – 2022 CAGR: 25%

 21  Strong Balance Sheet & Earnings Power  Total Risk-Based Capital (%)  Core Deposits (%) (2)  ROATCE, Operating (%) (1)  Loans / Deposits (%)  2.4 percentage points higher than peers  1.5 percentage points higher than peers  18.5 percentage points lower than peers  7.1 percentage points higher than peers   Source: S&P Global Market Intelligence, Company documents    Peer data as of or for the twelve months ended 12/31/22    Note: Peers include all major exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV with total assets between $1 billion and $10 billion   Non-GAAP measure, see reconciliation to closest GAAP measure in appendix  Core deposits defined as total deposits less jumbo time deposits greater than $250,000

 22  Loan & deposit information

 23  Loan Portfolio Overview  Q4 ‘22 Loan Composition  Historical Loan Composition  Dollars in millions, unless otherwise noted  Source: S&P Global Market Intelligence, Company documents   Data as of 12/31 each respective year  Granular loan portfolio, average loan size excluding PPP is ~$197 thousand  Top 25 loans represent ~9.9% of total portfolio  De Minimis consumer credit card loans ($1.6 million or 0.04% of total loans)  Limited energy exposure ($24.2 million or 0.6% of total loans)  No Shared National Credits (“SNCs”)

 24  Loan Growth Over Time  Quarterly Loan Growth (Ex. PPP) Over Time  Source: S&P Global Market Intelligence, Company documents   Quarterly data as of the three months ended each respective quarter; Quarterly loan growth annualized

 25  Granular Loan Portfolio  Dollars in millions  Source: Company Documents  Data as of 12/31/22  Size of our top 75 Relationships  Largest individual loan is $29.2 million total committed exposure  Total participations purchased are less than 3% of outstanding balances

 26  Loan Concentrations Over Time  C&D Loan Concentration Over Time  CRE Loan Concentration Over Time  Source: S&P Global Market Intelligence, Company documents   Note: 100% and 300% are the interagency guidance figures for C&D Concentration and CRE Concentration of a banking institution’s total risk-based capital, respectively

 27  Asset Quality Over Time  NPAs / Loans + OREO (%)  NCOs / Average Loans (%)  ACL / NPLs (%)  ACL / Loans (%)  Source: S&P Global Market Intelligence, Company documents   Yearly data as of or for the twelve months ended each respective year; Q4 ‘22 data for the three months ended 12/31/22

 28  History of Prudent Credit Culture  15-Year NCOs / Avg. Loans vs. Banking Industry (%)  Source: S&P Global Market Intelligence, Company documents, FDIC  Yearly data as of or for the twelve months ended each respective year; Q3 ‘22 data for the three months ended 9/30/22   Note: FDIC data as of 9/30/22  0.00%  FBMS NCOs / Avg. Loans for the three months ended 12/31/22

 29  Attractive Deposit Portfolio  Historical Deposit Composition ($bn)  Cost of Total Deposits Over Time (%)   Dollars in millions unless otherwise noted   Source: S&P Global Market Intelligence, Company documents   Annual data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter; deposit mix as of 12/31/22  (1) Core deposits defined as total deposits less jumbo time deposits greater than $250,000  97.5% core deposits (1)  29.7% non-interest bearing demand deposits  Q4 ‘22 Deposit Composition

 30  Capital & Liquidity

 31  Capital Position  TCE / TA (%) (1)  Leverage Ratio (%)  Total Risk Based Capital Ratio (%)  CET1 Ratio (%)   Source: S&P Global Market Intelligence, Company documents    Data as of 12/31 of each year, respectively  (1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix

 32  Capital Appreciation & Returns to Shareholders  Tangible Book Value per Share ($) (1)  Dividends Declared per Share ($)  Shares Repurchased (%) (3)   Source: S&P Global Market Intelligence, Company documents; Data as of 12/31 of each year, respectively; Q4 ’22 data as of or for the three months ended 12/31/22  (1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix  (2) Q4 ’22 dividend declared per share annualized  (3) Represents shares repurchased in period stated divided by common shares outstanding at prior period end  (2)  Dollars Returned to Shareholders ($M)

 33  Liquidity Position  Source: S&P Global Market Intelligence, Company documents   Data as of 12/31 of each year, respectively  Gross Loans / Deposits (%)  Funding Sources  Liquidity Highlights   As of December 31, the Company’s liquidity ratio was 24.9%, as compared to the internal liquidity policy guidelines of 10% minimum   Other liquidity ratios reviewed include the following along with policy guidelines:

 34  Appendix

 35  Deposit Market Share by State  Mississippi  Florida  Alabama  Louisiana  Georgia  Source: S&P Global Market Intelligence  Data as of 6/30/22  Note: Deposits capped at $1.0 bn per branch  Note: Deposit data pro forma for pending transactions

 36  Deposit Market Share by Select MSAs  Tallahassee, FL MSA  Gulfport-Biloxi, MS MSA  Fort Walton Beach-Destin, FL MSA  Mobile, AL MSA  Baton Rouge, LA MSA  Hattiesburg, MS MSA  Source: S&P Global Market Intelligence  Data as of 6/30/22  Note: Deposits capped at $1.0 bn per branch  Note: Deposit data pro forma for pending transactions

 Historical Financials  37   Source: Company documents   Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter  (1) Non-GAAP measure, see reconciliation to closest GAAP measure in appendix

 38  Non-GAAP Reconciliation

 39  Non-GAAP Reconciliation (cont.)

 40  Non-GAAP Reconciliation (cont.)

 41  Non-GAAP Reconciliation (cont.)

 42  Non-GAAP Reconciliation (cont.)